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                                                                    EXHIBIT 23.1
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              Consent of Independent Certified Public Accountants
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The Board of Directors
PathoGenesis Corporation

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                KPMG LLP
Seattle, Washington

July 13, 2000